FIRST AMENDMENT TO CREDIT AGREEMENT
                       AND LIMITED WAIVER AND CONSENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER AND CONSENT (this "Amendment and Waiver"), dated as of May 24, 1996, is entered into by and among Sullivan Broadcasting Company, Inc., a Delaware corporation formerly known as Act III Broadcasting, Inc. and successor by merger to A-3 Acquisition, Inc. ("SBC"), Sullivan Broadcast Holdings, Inc., a Delaware corporation formerly known as A-3 Holdings, Inc., the Lenders parties hereto, and NationsBank of Texas, N.A., as Administrative Agent for the Lenders and as a Lender, with reference to the hereinafter described Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in such Credit Agreement.

                                  RECITALS

      A.   A-3 Acquisition, Inc., a Delaware corporation ("A-3
Acquisition"), A-3 Holdings, Inc., a Delaware corporation,  the
Administrative Agent, the other members of the Agent Group and the Lenders entered into that certain Credit Agreement, dated January 4, 1996 (as amended, modified, restated, supplemented, renewed, extended, rearranged or substituted from time to time, the "Credit Agreement").

      B. Pursuant to the Credit Agreement, the Lenders made Loans to A-3 Acquisition to enable it to consummate the Act III Acquisition.

      C. SBC and A-3 Acquisition have merged and SBC is the surviving corporation of such merger. Pursuant to an Assumption Agreement, dated January 4, 1996, SBC has expressly assumed and ratified all of the obligations of A-3 Acquisition under the Credit Agreement and the other Loan Documents to which A-3 Acquisition is a party and the due and punctual performance and observance of all the obligations to be performed and provisions to be observed by A-3 Acquisition under the Credit Agreement and such other Loan Documents. Pursuant to such merger and such Assumption Agreement, SBC is now the "Borrower" under the Credit Agreement.

      D. The Borrower has caused its Wholly Owned Subsidiary, Sullivan Broadcasting of Nashville, Inc. ("SBN"), to enter into a time brokerage agreement with Central Tennessee Broadcasting Corporation ("CTBC"), pursuant to which SBN is providing programming for, and selling advertising on, broadcast television station WXMT-TV, Nashville, Tennessee ("WXMT-TV").
Such transaction was part of a restatement and restructuring of the Nashville Acquisition referred to in the Credit Agreement, as evidenced by the Amended and Restated Option Agreement referred to in Paragraph E below. In connection with the consummation of the transactions contemplated by such Amended and Restated Option Agreement, the Borrower will cause to be formed a new indirect subsidiary of the Borrower, Sullivan Broadcasting of Tennessee, Inc., a Delaware corporation ("SBT").

      E. Pursuant to that certain Amended and Restated Option Agreement, dated as of February 22, 1996 (the "Amended and Restated Option Agreement"), by and among ABRY Broadcast Partners II, L.P., CTBC, M.T. Communications, Inc., Michael P. Thompson, the Parent and the Borrower (which subsequently assigned certain of its rights thereunder to Mission Broadcasting I, Inc., a Delaware corporation ("Mission I")), Mission I intends to acquire from CTBC all of CTBC's right, title and interest in and to certain assets relating to WXMT-TV, including, without limitation, all FCC Licenses (such transaction is referred to herein as the "Mission I Nashville Acquisition"). As contemplated by the Amended and Restated Option Agreement, the Borrower desires to cause (i) SBN or SBT to enter into a new time brokerage agreement with Mission I immediately upon consummation of the Mission I Nashville Acquisition, pursuant to which SBN or SBT will provide programming for, and sell advertising on, WXMT-TV (such transaction is referred to herein as the "SBN-Mission I Nashville LMA Transaction") and, immediately thereafter,
(ii) SBT to merge with CTBC, with SBT continuing as the surviving corporation.

      F. The Borrower has previously entered into a time brokerage agreement with Guilford Telecasters, Inc.("GTI"), pursuant to which the Borrower is providing programming for, and selling advertising on, television broadcast station WGGT-TV, Winston-Salem, North Carolina ("WGGT-TV").

      G. Mission Broadcasting II, Inc., a Delaware corporation ("Mission II"), as the assignee of the Borrower, is a party to that certain Option Agreement, dated as of June 30, 1995, originally entered into by and between GTI and Robert A. Finkelstein (who assigned his rights thereunder to the Borrower). Pursuant to such Option Agreement, Mission II intends to acquire from GTI all assets used or useful in the operation of WGGT-TV, including, without limitation, all FCC Licenses (such transaction is referred to herein as the "Mission II Winston-Salem Acquisition"). The Borrower desires to enter into, or cause a Subsidiary of the Borrower to enter into, a new time brokerage agreement with Mission II, pursuant to which the Borrower or such Subsidiary will provide programming for, and sell advertising on, WGGT-TV (such transaction is referred to herein as the "SBC-Mission II Winston-Salem LMA Transaction").

      H. NationsBank of Texas, N.A., individually and not as a Lender under the Credit Agreement (in such capacity, "NationsBank"), has agreed, subject to certain terms and conditions, to make (i) a term loan in the amount of up to $3,200,000 to Mission I (the "Mission I Loan") in order to enable it to consummate the Mission I Nashville Acquisition and (ii) a term loan in the amount of up to $1,000,000 to Mission II (the "Mission II Loan") in order to enable it to consummate the Mission II Winston-Salem Acquisition. As conditions to making the Mission I Loan and Mission II Loan, NationsBank has required, among other things, (i) that the Borrower execute and deliver Guaranty Agreements (the "Mission Guaranty Agreements") guarantying all obligations of Mission I and Mission II under or in connection with the Mission I Loan and Mission II Loan, respectively, (ii) that the Majority Lenders consent to the Borrower's execution and delivery of such Guaranty Agreements and (iii) that the Majority Lenders acknowledge and agree that the Borrower's obligations under such Guaranty Agreements shall be part of the Obligations under the Credit Agreement and, as such, shall be secured by all collateral now or hereafter securing such Obligations.

      I. The Borrower, the Parent and the Lenders parties hereto wish to enter into this Amendment and Waiver in order to (i) consent to the Borrower's execution and delivery of the Mission Guaranty Agreements and waive the applicable Credit Agreement provision prohibiting the same, (ii) amend the Credit Agreement to provide that the Borrower's obligations under the Mission Guaranty Agreements shall be part of the Obligations under the Credit Agreement and (iii) amend the Credit Agreement in certain other respects as described hereinbelow.

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1.   LIMITED WAIVER AND CONSENT

      Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower and the Parent herein contained, the Lenders parties hereto, who constitute not less than the Majority Lenders, hereby (a) consent to the Borrower's execution and delivery of the Mission Guaranty Agreements in connection with the Mission I Loan and Mission II Loan and (b) waive the application of Section 8.2 of the Credit Agreement, the terms of which would otherwise prohibit execution and delivery of the Mission Guaranty Agreements; provided, that such consent and waiver is given solely with respect to the Mission Guaranty Agreements; and provided further, that such consent and waiver does not abrogate the necessity that the Borrower and its Subsidiaries comply with all other terms and conditions of the Credit Agreement and the other Loan Documents applicable to the execution and delivery of the Mission Guaranty Agreements and the transactions contemplated thereby.

      Section 2.   AMENDMENTS TO CREDIT AGREEMENT

      Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower and the Parent herein contained, the Borrower, the Parent and the Lenders parties hereto, who constitute not less than the Majority Lenders, hereby amend the Credit Agreement as follows:

      (a) Definition of "Mission Guaranty Agreements" Added. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition thereto:

      "Mission Guaranty Agreements": collectively, (a) the Guaranty Agreement dated July ___, 1996, executed and delivered by the Borrower to guaranty the obligations of Mission Broadcasting I, Inc. under or in connection with that certain Term Note of even date therewith from Mission Broadcasting I, Inc. to NationsBank of Texas, N.A. in the face principal amount of $3,200,000 and (b) the Guaranty Agreement dated July ___, 1996, executed and delivered by the Borrower to guaranty the obligations of Mission Broadcasting II, Inc. under or in connection with that certain Term Note of even date therewith from Mission Broadcasting II, Inc. to NationsBank of Texas, N.A. in the face principal amount of $1,000,000.

      (b) Definition of "Obligations" Amended. The definition of "Obligations" set forth in Section 1.1 of the Credit Agreement is hereby amended as follows:

            (i) by deleting the term "Interest Rate Protection Agreement," which appears in the sixth and seventh lines thereof and again in the tenth line thereof, and replacing it with the term "Interest Rate Hedge Agreement;" and

            (ii) by inserting the following after the parenthetical phrase "(or any affiliate of any Lender)" in the eleventh line thereof:

            , the Mission Guaranty Agreements

      (c) Definition of "Termination Date" Amended. The definition of "Termination Date" is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

      The earlier of (a) December 31, 2003 and (b) the date on which the Term Loans become due and payable in full, pursuant to acceleration or otherwise.

      (d) Clarification of Mandatory Available Acquisition Credit Reductions. Section 4.2(c) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

      The Available Acquisition Credit shall automatically be permanently reduced on the last day of each fiscal quarter of the Borrower, commencing on March 31, 2000, and ending on December 31, 2003, based on the following annual percentages of the original amount of the Available Acquisition Credit, prior to any reductions made pursuant to this Section
      4.2 and without consideration of any limitation to such amount pursuant to Section 2.6(a):

            Year         Annual Percentage Reduction
            ----         ---------------------------

            2000                    20.00%
            2001                    20.00%
            2002                    20.00%
            2003                    40.00%
                                   ------
                                   100.00%

      The amount of each reduction of the Available Acquisition Credit during any fiscal year of the Borrower shall be an amount equal to the applicable percentage set forth above of such original amount of the Available Acquisition Credit, divided by the number of quarterly permanent reductions to be made during such fiscal year.

      (e)   Amendment of Pro Forma Adjustments to Operating Cash Flow.
Schedule 1.2 to the Credit Agreement, captioned "Pro Forma Adjustments to Operating Cash Flow," is hereby deleted in its entirety and replaced with the revised Schedule 1.2 attached hereto.

      Section 3.   REPRESENTATIONS AND WARRANTIES

      The Borrower and the Parent hereby represent and warrant to the Administrative Agent and the Lenders that the following statements are true and correct in all material respects on and as of the date hereof:

      (a)   Incorporation of Credit Agreement Representations and
Warranties. The representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, both before and after giving effect to this Amendment and Waiver.

      (b) Absence of Default. Both before and after giving effect to this Amendment and Waiver, no event has occurred or will occur that constitutes a Default under the Credit Agreement.

      (c) Enforceability. This Amendment and Waiver constitutes a legal, valid, and binding obligation of the Borrower and the Parent, enforceable in accordance with the terms hereof.

      Section 4.   MISCELLANEOUS

      (a) Ratification and Confirmation of Loan Documents. Except as specifically amended or waived hereby, the Credit Agreement and other Loan Documents remain in full force and effect and are hereby ratified and confirmed by the Borrower and the Parent, and the execution and delivery of this Amendment and Waiver shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Administrative Agent, the Lenders or the Managing Agents under the Credit Agreement or operate as an approval of the terms and conditions of any agreement of the Borrower or any Subsidiary. Without limiting the generality of the foregoing, the waiver and consent set forth in Section 1 above shall be limited precisely as set forth above, and nothing in this Amendment and Waiver shall be deemed (a) to constitute a waiver of compliance by the Borrower or any of the Subsidiaries with respect to any other provision or condition of the Credit Agreement or any other Loan Document applicable to the transactions contemplated hereby or otherwise or
(b) to prejudice any right or remedy that the Administrative Agent, the Lenders or the Managing Agents may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

      (b) Fees and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and Waiver, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

      (c) Headings. Section and subsection headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose or be given any substantive effect.

      (d) APPLICABLE LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

      (e) Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      (f) FINAL AGREEMENT. THIS AMENDMENT AND WAIVER, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                  SULLIVAN BROADCASTING COMPANY, INC.

                                  By:   /s/ Royce G. Yudkoff
                                  Name:     Royce G. Yudkoff
                                  Title:    Vice President


                                  SULLIVAN BROADCAST HOLDINGS, INC.

                                  By:   /s/ Royce G. Yudkoff
                                  Name:     Royce G. Yudkoff
                                  Title:    Vice President


                                  NATIONSBANK OF TEXAS, N.A.,
                                  as Administrative Agent and as a Lender

                                  By:   /s/ Gregory I. Meador
                                  Name:     Gregory I. Meador
                                  Title:    Vice President


                                  BANKERS TRUST COMPANY,
                                  as a Lender

                                  By:   /s/ Gina S. Thompson
                                  Name:     Gina S. Thompson
                                  Title:    Vice President


                                  THE FIRST NATIONAL BANK OF BOSTON,
                                  as a Lender

                                  By:   /s/ M.S. Denomme
                                  Name:     M.S. Denomme
                                  Title:    Vice President


                                  CHEMICAL BANK,
                                  as a Lender

                                  By:   /s/ Ann B. Kerns
                                  Name:     Ann B. Kerns
                                  Title:    Vice President


                                  HELLER FINANCIAL, INC.,
                                  as a Lender

                                  By:   /s/ Joann L. Holman
                                  Name:     Joann L. Holman
                                  Title:    Assistant Vice President


                                  NEW YORK LIFE INSURANCE COMPANY,
                                  as a Lender

                                  By:   /s/ Adam G. Clemens
                                  Name:     Adam G. Clemens
                                  Title     Investment Vice President


                                  BANK OF AMERICA ILLINOIS,
                                  as a Lender

                                  By:   /s/ Carl F. Salas
                                  Name:     Carl F. Salas
                                  Title:    Vice President


                                  BANK OF MONTREAL, CHICAGO BRANCH,
                                  as a Lender

                                  By:   /s/ Allegra B. Griffiths
                                  Name:     Allegra B. Griffiths
                                  Title:    Director


                                  BANQUE FRANCAISE DU COMMERCE
                                  EXTERIEUR, as a Lender

                                  By:   /s/ Brian J. Cumberland
                                  Name:     Brian J. Cumberland
                                  Title:    Assistant Treasurer


                                  BANQUE FRANCAISE DU COMMERCE
                                  EXTERIEUR, as a Lender

                                  By:   /s/ Frederick K. Kammler
                                  Name:     Frederick K. Kammler
                                  Title:    Vice President


                                  BANQUE PARIBAS,
                                  as a Lender

                                  By:   /s/ Philippe Vuarchex
                                  Name:     Philippe Vuarchex
                                  Title:    Vice President


                                  CIBC INC.,
                                  as a Lender

                                  By:   /s/ P.G. Smith
                                  Name:     P.G. Smith
                                  Title:    Authorized Officer


                                  CORESTATES BANK, N.A.,
                                  as a Lender

                                  By:   /s/ Edward L. Kittrell
                                  Name:     Edward L. Kittrell
                                  Title:    Vice President


                                  MERRILL LYNCH SENIOR FLOATING RATE
                                  FUND, INC., as a Lender

                                  By:   /s/ Anthony R. Clemente
                                  Name:     Anthony R. Clemente
                                  Title:    Authorized Signatory


                                  THE NIPPON CREDIT BANK, LTD.,
                                  LOS ANGELES AGENCY, as a Lender

                                  By:   /s/ Bernardo E. Correa-Henschke
                                  Name:     Bernardo E. Correa-Henschke
                                  Title:    Vice President & Senior Manager


                                  FLEET NATIONAL BANK OF CONNECTICUT,
                                  formerly known as Shawmut Bank
                                  Connecticut, N.A., as a Lender

                                  By:   /s/ Lynne S. Randall
                                  Name:     Lynne S. Randall
                                  Title:    Vice President

                                      , ,  , ,
                                  SOCIETE GENERALE,
                                  as a Lender

                                  By:   /s/ John Sadik-Khan
                                  Name:     John Sadik-Khan
                                  Title:    Vice President


                                  THE TRAVELERS INSURANCE COMPANY,
                                  as a Lender

                                  By:
                                  Name:
                                  Title:


                                  UNION BANK OF CALIFORNIA, N.A.,
                                  successor by merger to Union Bank,
                                  as a Lender

                                  By:   /s/ Michael K. McShane
                                  Name:     Michael K. McShane
                                  Title:    Vice President


                                  VAN KAMPEN AMERICAN CAPITAL PRIME
                                  RATE INCOME TRUST, as a Lender

                                  By:   /s/ Kathleen A. Zarn
                                  Name:     Kathleen A. Zarn
                                  Title:    Vice President


                                  THE NORTHWESTERN MUTUAL LIFE
                                  INSURANCE   COMPANY, as a Lender

                                  By:
                                  Name:
                                  Title:


                                  NEW YORK LIFE INSURANCE AND ANNUITY
                                  CORPORATION, as a Lender

                                  By:   /s/ Adam G. Clemens
                                  Name:     Adam G. Clemens
                                  Title     Investment Vice President


                                  AERIES FINANCE LTD.,
                                  as a Lender

                                  By:
                                  Name:
                                  Title


                                  SENIOR DEBT PORTFOLIO,
                                  as a Lender

                                  By:   Boston Management and Research,
                                        as Investment Advisor
                                  By:   /s/ Jeffrey S. Garner
                                  Name:     Jeffrey S. Garner
                                  Title     Vice President


                                  RESTRUCTURED OBLIGATIONS BACKED BY
                                  SENIOR ASSETS B.V., as a Lender

                                  By:   ABN TRUST COMPANY (NEDERLAND)
                                        B.V., its Managing Director

                                  By:
                                  Name:
                                  Title

                                  By:
                                  Name:
                                  Title


                                  NATIONSBANK, N.A. (CAROLINAS),
                                  as a Lender

                                  By:
                                  Name:
                                  Title


                                  BANK OF AMERICA, NT & SA,
                                  as a Lender

                                  By:   /s/ Carl F. Salas
                                  Name:     Carl F. Salas
                                  Title:    Vice President


                                  INDOSUEZ CAPITAL FUNDING II, LIMITED,
                                  as a Lender
                                  By Indosuez Capital as Portfolio Advisor

                                  By:   /s/ Francoise Bertheld
                                  Name:     Francoise Bertheld
                                  Title     Vice President